UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021 (August 13, 2021)

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey	07632
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code (844) 266-2548

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On August 19, 2021, ConnectOne Bancorp, Inc. (the "Company") issued and sold 4,600,000 depositary shares, including 600,000 depositary shares issued upon the exercise in full by the Underwriters of their overallotment option (collectively, the “Depositary Shares”), each representing a 1/40th ownership interest in a share of 5.25 % Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, no par value per share (the “Series A Preferred Stock”).

On August 13, 2021, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Department of the Treasury of the State of New Jersey, establishing the terms, preferences, privileges, designations, rights, qualifications, limitations, and restrictions thereof, of the Series A Preferred Stock. Holders of the Depositary Shares will be entitled to all proportional rights and preferences of the Series A Preferred Stock represented thereby (including dividend, voting, redemption, and liquidation rights).

The Depositary Shares were sold in a public offering under the Company’s Registration Statement on Form S-3 (File No. 333-258093) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission and pursuant to an underwriting agreement, dated as of August 12, 2021 (the "Underwriting Agreement"), with Piper Sandler & Co., Raymond James & Associates, Inc., Keefe, Bruyette & Woods, Inc., and Stephens Inc., as representatives of the underwriters named in the Underwriting Agreement.

Under the terms of the Series A Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to repurchase, redeem or otherwise acquire its common stock or any preferred stock ranking on parity with or junior to the Series A Preferred Stock is subject to certain restrictions in the event that the Company does not declare and either pay or set aside a sum sufficient for payment of dividends on the Series A Preferred Stock for the immediately preceding dividend period. The Series A Preferred Stock has a liquidation preference of $1,000 per share.

The description of the terms of the Series A Preferred Stock is qualified in its entirety by reference to the Certificate of Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the issuance of the Depositary Shares, the Company entered into a Deposit Agreement, dated August 19, 2021 (the “Deposit Agreement”), among the Company, Broadridge Corporate Issuer Solutions, Inc., as depositary, and the holders from time to time of the depositary receipts (“Depositary Receipts”) issued thereunder. The Series A Preferred Stock represented by the Depositary Shares were deposited against the delivery of the Depositary Receipts pursuant to the Deposit Agreement. The foregoing description of the Deposit Agreement and the Depositary Receipts are qualified in their entirety by reference to the full text of the Deposit Agreement and the form of Depositary Receipt, copies of which are filed as Exhibit 4.1 and Exhibit 4.2 hereto, and are incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On August 13, 2021, the Company filed the Certificate of Amendment with the Department of the Treasury of the State of New Jersey, amending the Company’s Restated Certificate of Incorporation, as amended, by establishing the newly authorized Series A Preferred Stock of the Company consisting of 115,000 authorized shares. The Certificate of Amendment was accepted for recording, and became effective, on August 17, 2021. The terms of the Series A Preferred Stock are more fully described in Item 3.03 of this Current Report on Form 8-K and the Certificate of Amendment, which is attached hereto as Exhibit 3.1, both of which are incorporated by reference herein.

ITEM 8.01. OTHER EVENTS.

On August 4, 2021, the Company completed the issuance and sale of 4,600,000 Depositary Shares, including 600,000 shares issued upon the exercise in full by the Underwriters of their overallotment option pursuant to the Underwriting Agreement. The Depositary Shares were issued pursuant to the Deposit Agreement. A copy of the Underwriting Agreement is incorporated by reference into Exhibit 1.1. A copy of the Deposit Agreement is attached hereto as Exhibit 4.2 and the form of Depositary Receipt representing the Depositary Shares is included as Exhibit A of the Deposit Agreement. A copy of the legal opinion as to the legality of the issuance and sale of the Depositary Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Company’s Registration Statement on Form S-3, as amended (File No. 333-258093).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits accompany this report.

Exhibit
No.	Description
1.1	Underwriting Agreement, dated August 12, 2021, by and among ConnectOne Bancorp, Inc. Piper Sandler & Co., Raymond James & Associates, Inc., Keefe, Bruyette & Woods, Inc. and Stephens Inc. (incorporated by reference to Exhibit 1.1 to the Company’s Form 8-K filed on August 13, 2021)

3.1	Certificate of Amendment designating the 5.25% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, of the Company, filed with the Department of the Treasury of the State of New Jersey and effective August 17, 2021(incorporated herein by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed on August 19, 2021).

4.1	Specimen of the Company’s 5.25% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A Certificate (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on August 19, 2021).

4.2	Deposit Agreement, dated as of August 19, 2021, among the Company, Broadridge Corporate Issuer Solutions, Inc., as depositary, and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A, filed on August 19, 2021).

4.3	Form of Depositary Receipt (included as Exhibit A in Exhibit 4.2 hereto).

5.1	Opinion of Windels Marx Lane & Mittendorf LLP

23.1	Consent of Windels Marx Lane & Mittendorf LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated:	August 19, 2021	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit
No.	Description
1.1	Underwriting Agreement, dated August 12, 2021, by and among ConnectOne Bancorp, Inc. Piper Sandler & Co., Raymond James & Associates, Inc., Keefe, Bruyette & Woods, Inc. and Stephens Inc. (incorporated by reference to Exhibit 1.1 to the Company’s Form 8-K filed on August 13, 2021)

3.1	Certificate of Amendment designating the 5.25% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, of the Company, filed with the Department of the Treasury of the State of New Jersey and effective August 17, 2021 (incorporated herein by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed on August 19, 2021).

4.1	Specimen of the Company’s 5.25% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A Certificate (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on August 19, 2021).

4.2	Deposit Agreement, dated as of August 19, 2021, among the Company, Broadridge Corporate Issuer Solutions, Inc., as depositary, and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A, filed on August 19, 2021).

4.3	Form of Depositary Receipt (included as Exhibit A in Exhibit 4.2 hereto).

5.1	Opinion of Windels Marx Lane & Mittendorf LLP

23.1	Consent of Windels Marx Lane & Mittendorf LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).